UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2018

Community Choice Financial Inc.

(Exact name of registrant as specified in its charter)

Ohio	001-35537	45-1536453
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6785 Bobcat Way, Suite 200
Dublin OH 43016
(Address of principal executive offices) (Zip code)

888-513-9395
(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 7.01 Regulation FD Disclosure

Between April 12, 2018 and May 31, 2018, Community Choice Financial Inc. (“CCFI”) entered into confidentiality agreements (as amended from time to time, the “Confidentiality Agreements”) in connection with discussions regarding potential transactions to refinance or restructure the company’s debt (the “Restructuring”) with certain holders, and investment advisors or persons acting in similar capacities for certain holders (the “Ad Hoc Group”) of CCFI’s 10.75% Senior Secured Notes due 2019 (the “2019 Notes”) issued pursuant to that certain indenture, dated as of April 29, 2011 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “2019 Notes Indenture”), by and among CCFI, the guarantors party thereto, Computershare Trust Company of Canada, as successor trustee (the “Trustee”) and U.S. Bank National Association, as collateral agent (the “Collateral Agent”), and CCFI’s 12.75% Senior Secured Notes due 2020 (the “2020 Notes” and, together with the 2019 Notes, the “Notes”) issued pursuant to that certain indenture, dated as of July 6, 2012 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “2020 Notes Indenture” and, together with the 2019 Notes Indenture, the “Indentures”), by and among CCFI, the guarantors party thereto, the Trustee and the Collateral Agent.  The members of the Ad Hoc Group hold a majority of the issued and outstanding principal amount of the Notes.

Pursuant to the Confidentiality Agreements, the Ad Hoc Group has been provided with certain material non-public information which it provided to the Ad Hoc Group and their respective financial and legal advisers (the “Disclosure Materials”) in connection with the above referenced discussions. The Disclosure Materials are attached in Exhibit 99.1 hereto.

The above referenced discussions resulted in a non-binding term sheet setting forth key terms and conditions of the potential Restructuring, attached hereto as Exhibit 99.2 (the “Term Sheet” and, collectively with the Disclosure Materials, the “Confidential Information”), upon which there is substantial agreement between the Company and the members of the Ad Hoc Group.  The discussions between CCFI and the Ad Hoc Group regarding the potential Restructuring are ongoing, and the Company and the Ad Hoc Committee have commenced negotiation of a restructuring support agreement which would set forth the material terms and conditions that would be applicable to the potential Restructuring.

The Confidential Information, including any financial projections and forecasts, was not prepared with a view toward public disclosure or compliance with the published guidelines of the Securities and Exchange Commission or the guidelines established by the Public Company Accounting Oversight Board and should not be relied upon to make an investment decision with respect to CCFI. The Confidential Information does not purport to present CCFI’s financial condition in accordance with GAAP. The Company’s independent registered public accounting firm has not examined, compiled or otherwise applied procedures to the Confidential Information and, accordingly, does not express an opinion or any other form of assurance with respect to the Confidential Information. The inclusion of the Confidential Information should not be regarded as an indication that CCFI or its affiliates or representatives consider the Confidential Information to be a reliable prediction of future events, and the Confidential Information should not be relied upon as such. Neither CCFI nor any of its affiliates or representatives has made or makes any representation to any person regarding the ultimate outcome of the potential Restructuring or any other debt restructuring initiative, and none of them undertakes any obligation to publicly update the Confidential Information to reflect circumstances existing after the date when the Confidential Information was made or to reflect the occurrence of future events, even in the event that any or all of the assumptions underlying the Confidential Information are shown to be in error or to provide any update to any proposal attached hereto. The statements provided herein and in the Confidential Information are subject to all of the cautionary statements and limitations described herein and under the caption “Forward-Looking Statements and Information.”

Any new securities that may be issued pursuant to the Restructuring will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws. Therefore, such new securities may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws. This Current Report on Form 8-K, including Exhibits 99.1 and 99.2, does not constitute an offer to sell or buy, nor the solicitation of an offer to sell or buy, any securities referred to herein. Any solicitation or offer will only be made pursuant to a confidential offering memorandum and disclosure statement and only to such persons and in such jurisdictions as is permitted under applicable law.

The information furnished in Item 7.01 of this Current Report on Form 8-K and in Exhibits 99.1 and 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Forward-Looking Statements and Information

Certain statements contained or incorporated by reference in this Current Report on Form 8-K may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, as amended. Statements that are not historical fact are forward-looking statements. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “anticipates,” “expects,” “intends,” “plans,” “projects,” “estimates,” “assumes,” “may,” “should,” “could,” “would,” “shall,” “will,” “seeks,” “targets,” “future,” or other similar expressions. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors, and our actual results, performance or achievements could differ materially from future results, performance or achievements expressed in these forward-looking statements. Such statements include, but are not limited to, descriptions of the proposed Restructuring, the Company and the Ad Hoc Group’s negotiation of a restructuring support agreement to effectuate the potential Restructuring or any other debt restructuring, management’s strategy, plans, objectives, expectations, or intentions and descriptions of assumptions underlying any of the above matters and other statements that are not historical fact, including any estimates of future revenues or financial ratios. There can be no assurance that CCFI will be successful in completing the Restructuring or any other similar transaction on the terms set forth in the Term Sheet, on different terms, or at all.

Item 9.01 Financial Statements and Exhibits

99.1 Disclosure Materials dated June 12, 2018

99.2 Proposed Term Sheet as of June 11, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Community Choice Financial Inc

Dated: June 12, 2018	By:	/s/ Michael Durbin
Michael Durbin
Executive Vice President, Chief Financial Officer, Chief Administrative Officer, and Treasurer